SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 5, 2002

                          Commission File No.: 33-19961



                         COVENANT FINANCIAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                                         01-623010
--------------------------------               ---------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)


                    6060 N. Central Expressway, Suite 560 #7
                               Dallas, Texas 75206
                ------------------------------------------------
                    (Address of principal executive offices)



                                 (214) 800-2842
                          -----------------------------
                            (Issuer telephone number)


                              Homegate Corporation
                             -----------------------
                                  (Former Name)

Item 4.     Changes in Registrant's Certifying Accountant.

     In January 2002, the client-auditor relationship between Covenant Financial Corporation, formerly Homegate Corporation (the "Company") and J. S. Osborn, P.C. ("Osborn") ceased as Osborn was dismissed as the Company's auditor.

     To the knowledge of the Company's current Board of Directors, Osborn's report of the financial statements of the Registrant for the year ended December 31, 2000 and any related interim period did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles during the fiscal year ended December 31, 2000 except that the opinion for the year ended December 31, 2000 contained a going concern paragraph.

     During the audit of the Company's financial statements for the year ended December 31, 2000 and any subsequent interim period through the date of dismissal, Osborn did not have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company decided not to reappoint Osborn as its independent accountant.

     The decision to change accountants was approved by the Registrant's Board of Directors; and

     There were no disagreements related to accounting principles or practices auditing scope or procedure during the fiscal year ended December 31, 2000 and the interim period through March 28, 2002.

     On January 15, 2002, the Registrant engaged Malone & Bailey PLLC as its independent accountants for the fiscal year ended December 31, 2001. During the most recent fiscal year and any subsequent interim period prior to engaging Malone & Bailey, the Company did not consult with Malone & Bailey regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey PLLC did not furnish a letter to the Commission.

     The Company has requested that Osborn review the disclosure and Osborn has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter has not been supplied to the Company as of the date of this Report. The Company will file an amended report with the letter filed as an exhibit upon receiving such letter.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits:
            Exhibits    Description
            --------    ------------
            15.1        Letter from J. S. Osborn, P.C. To Be Provided


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                 COVENANT FINANCIAL CORPORATION

     April 1, 2002
                                                  /s/ Doug M. Larson
                                                  ------------------------------
                                                  Doug M. Larson
                                                  President